UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________________
FORM 8-K
 _____________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 28, 2015

_____________________________________________
MPLX LP
(Exact name of registrant as specified in its charter)

_____________________________________________

Delaware	001-35714	27-0005456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 672-6500
(Former name or former address, if changed since last report.)
 _____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On December 28, 2015, MPLX LP (“MPLX”) entered into an Employee Services Agreement (the “Agreement”) with MW Logistics Services LLC (“MW Logistics”). Pursuant to the terms of the Agreement, MW Logistics provides operational and management services to MPLX in support of the assets owned or operated by MarkWest Energy Partners, L.P., an indirect wholly-owned subsidiary of MPLX, as well as certain other services to support the MPLX business.

Under the terms of the Agreement, MPLX pays MW Logistics a monthly fee to reflect the total employee-based salary, wage and benefits costs and other expenses incurred by MW Logistics in providing the services during such month. The Agreement is effective until December 28, 2020 and automatically renews for two additional renewal terms for up to five years each unless terminated earlier under the provisions of the Agreement.

The foregoing description of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

MW Logistics is an indirect wholly-owned subsidiary of Marathon Petroleum Corporation (“MPC”). As MPLX’s general partner, MPLX GP LLC (“MPLX GP”) manages MPLX’s operations and activities through MPLX GP’s officers and directors. MPLX GP is an indirect wholly-owned subsidiary of MPC. As a result, certain individuals serve as officers and directors of both MPLX GP and MPC. In addition, as of the date hereof, MPC holds, indirectly through its subsidiaries, 56,932,134 common units representing limited partner interests in MPLX (“MPLX Common Units”) and 6,800,475 general partner units of MPLX, representing, respectively, 19.2% of the MPLX Common Units outstanding and a 2% general partner interest in MPLX.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

10.1	Employee Services Agreement, dated December 28, 2015, by and between MPLX LP and MW Logistics Services LLC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC, its General Partner

Date: January 4, 2016	By:	/s/ Nancy K. Buese
Name: Nancy K. Buese
Title: Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

10.1	Employee Services Agreement, dated December 28, 2015, by and between MPLX LP and MW Logistics Services LLC.